     As filed with the Securities and Exchange Commission on March 6, 2008

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act file number 811-4244

                             SOUND SHORE FUND, INC.
                                3435 Stelzer Road
                               Columbus, OH 43219
                                 (800) 754-8758

                          T. Gibbs Kane, Jr., President
                               8 Sound Shore Drive
                               Greenwich, CT 06830
                                 (203) 629-1980

                      Date of fiscal year end: December 31

          Date of reporting period: January 1, 2007 - December 31, 2007

ITEM 1. REPORT TO STOCKHOLDERS.

--------------------------------------------------------------------------------
[LOGO]

             3435 STELZER ROAD, COLUMBUS, OH 43219 1-800-754-8758

================================================================================


                                                              December 31, 2007
Dear Shareholder:

    The Sound Shore Fund ended December 31, 2007 with a net asset value of $35.68 following year-end per share distributions of $0.09577 in dividends, $0.38487, in short-term capital gains, and $3.94957 in long-term capital gains. In the fourth quarter of 2007, the Fund declined by 4.18% versus a decline of 3.33% for the Standard & Poor's 500 Index ("S&P 500"). This was the first year since 1999 that the Fund has trailed the S&P 500. For the Year 2007, the Fund posted a gain of 2.58% versus 5.49% for the S&P 500, while the S&P Equal Weight Index gained only 1.53%.

    We are required by the SEC to say that: PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. THE FUND'S 1, 5, 10, AND 15-YEAR AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2007 WERE 2.58%, 14.18%, 7.41%, AND 11.92%, RESPECTIVELY. AS STATED IN THE CURRENT PROSPECTUS, THE FUND'S ANNUAL OPERATING GROSS EXPENSE RATIO IS .93%. FOR THE MOST RECENT MONTH-END PERFORMANCE, PLEASE VISIT THE FUND'S WEBSITE AT WWW.SOUNDSHOREFUND.COM.

    The S&P 500 pierced its prior 2000 high midway through 2007, but the year ended up more noteworthy for its increased volatility. The accelerating real estate and credit crises combined with record high commodity prices created significant concerns about Gross Domestic Product ("GDP") and corporate profit growth. In a year where the financial sector of the S&P 500 performed the worst, declining 19%, we managed to avoid stepping on any of the really painful rakes in the banking/housing arena. As well, we sold Morgan Stanley profitably early in 2007 and Citicorp at mid-year avoiding more severe price erosion in the 4/th/ quarter.

    Insurance broker AON Corp. ("AON") was one of our best stocks last year, gaining 35% and well outpacing its financial peers. We started our investment in AON in early 2005 with the stock down 50% from its peak and valued at less than 12x forward earnings. Previously settled, industry-wide regulatory issues had raised concerns about the company's ability to regain its historical growth rates. By contrast, our discussions with corporate insurance brokerage customers indicated that AON had actually used the industry turmoil to strengthen its network by adding several large producers. Since 2005, AON's earnings power has increased by 75% as it has gained significant market share and rationalized its business lines, including the 2007 announced sale of its insurance subsidiary. As a result, the stock has more than doubled since our initial purchase.

    Apollo Group, the leading US education services company, was another strong contributor for the year increasing by more than 50% in the several months after our purchase. After an extended run as a great growth stock through the late 1990s and early 2000s, Apollo shares showed up in our process after declining by more than one-half and reaching a price to earnings (P/E) multiple less than the S&P 500. Despite consensus concerns that renewed growth was unlikely, our research concluded that management's recent

--------------------------------------------------------------------------------

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================================================================================

initiatives to lower student attrition rates through dedicated "enrollment counselors" and also to overhaul their online classrooms would yield better than expected revenues and margins. Through late 2007, Apollo's progress was well ahead of forecast and as the shares reached our target price we sold our position.

    Our biggest contributor for the year was Barrick Gold Corp. ("Barrick"), the world's largest gold miner. In early 2007, Barrick's stock was down 20% due to concerns about gold prices, which had dropped by as much as 25% from peak, and higher operating costs. At that time its valuation was at the very bottom of its historical P/E multiple range and less than 10x EBITDA. Our analysis suggested that Barrick's cash margins were positioned to expand even in a flat gold price environment due to both improved price realizations through de-hedging and lower unit costs via upgraded ores at existing and new mines. Management's solid execution has combined with an equally solid tailwind from gold prices and the shares have increased.

    In 2007, we were disappointed by several of our media and cable investments which we expected would better weather any potential consumer slowdown. In addition to Time Warner, Inc. ("Time Warner") and Interpublic Group of Cos., Inc. ("Interpublic Group"), this group included Comcast Corp. ("Comcast") which, despite our purchasing it after a 22% decline, was our biggest detractor for the year. Although revenue growth slowed in 2007, Comcast's cash flow continued to grow and free cash flow is poised to expand in 2008 and 2009 as the company completes its investment in triple play, video-telephony-broadband capability. Comcast's stock is now valued at less than 7x cash flow for 2008. Meanwhile, media giant Time Warner met its financial targets in 2007, has a $25 per share breakup value, and now has new leadership. And ad agency Interpublic continues to win new business, has an opportunity to expand operating margins, and generates over 40% of its revenue outside of the US. For all three, we believe value is building, making their risk/reward profiles attractive.

    As the developed world's economies continue to slow, the US Federal Reserve and other central banks seem likely to provide substantial incremental liquidity. It remains to be seen how extensive or effective these prospective moves will be given fairly low real interest rates and accelerating inflation indicators. Whether or not the market backdrop stays tumultuous and uncertain, our focus remains on out of favor stocks with sound underlying fundamentals which should yield good investment returns.

    This year marks the 30/th/ anniversary of the formation of Sound Shore Management, Inc., the adviser to the Sound Shore Fund. While founded in January 1978, the firm "started" in August 1978 with our first client, a $2 million pension account. Today, this Fortune 100 pension fund remains one of our largest accounts. In our letter to this client in 1979, we described our inaugural year's investments as " . . . well capitalized companies with reasonable expectations of a positive earnings stream and whose stocks were selling far below the price earnings ratios that had been established for them in the past. We believed these stocks had already endured a long and severe change in investor sentiment as reflected in their low relative multiple valuations and appeared to have discounted the uncertainty ahead." After three decades of

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

investing through a myriad of markets, we remain confident in our contrarian value approach and steadfast in our resolve to:

  . Be focused - Having one process throughout our history has kept us fixated on researching stocks in order to make successful individual investment decisions.

  . Be independent - Sound Shore has been owned by its partners since inception and is committed to staying so. Independence reinforces and facilitates our ability to invest with a contrarian and long-term mindset and stay fully aligned with our client base.

  . Be neither bullish nor bearish, but skittish - As the former CEO of Intel, Andrew Grove, said "Only the paranoid survive."

    We thank you for placing your confidence and your investment alongside us in Sound Shore.

Sincerely,

SOUND SHORE FUND

HARRY BURN, III
JOHN P. DEGULIS
T. GIBBS KANE, JR.
CO-PORTFOLIO MANAGERS

    FUND RETURNS ASSUME THE REINVESTMENT OF ALL DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS. THE S&P EQUAL WEIGHT INDEX (S&P EWI) IS THE EQUAL-WEIGHT VERSION OF THE WIDELY REGARDED S&P 500. THE INDEX HAS THE SAME CONSTITUENTS AS THE CAPITALIZATION WEIGHTED S&P 500, BUT EACH COMPANY IN THE S&P EWI IS ALLOCATED A FIXED WEIGHT OF .20%, REBALANCED QUARTERLY. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. EBITDA REPRESENTS EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION, AND AMORTIZATION.

    PRICE TO EARNINGS (P/E) RATIO IS THE VALUE OF A COMPANY'S STOCK PRICE RELATIVE TO COMPANY EARNINGS. FREE CASH FLOW YIELD IS THE OVERALL RETURN EVALUATION RATIO OF A STOCK, WHICH STANDARDIZES THE FREE CASH FLOW PER SHARE A COMPANY IS EXPECTED TO EARN AGAINST ITS MARKET PRICE PER SHARE. PERCENT OF NET ASSETS AS OF 12/31/07: AON CORP.: 2.96%; APOLLO GROUP, INC.: 0.00%; BARRICK GOLD CORP.: 2.22%; COMCAST CORP.: 0.87%; INTERPUBLIC GROUP OF COS., INC.:
1.11%; TIME WARNER, INC.: 3.98%; AND MORGAN STANLEY: 0.00%.

    THE FUND MAY INVEST IN MEDIUM-SIZED COMPANIES, WHICH INVOLVES GREATER RISK THAN INVESTING IN LARGER, MORE ESTABLISHED COMPANIES SUCH AS INCREASED VOLATILITY OF EARNINGS AND PROSPECTS, HIGHER FAILURE RATES, AND LIMITED MARKETS, PRODUCT LINES OR FINANCIAL RESOURCES.

    THE VIEWS IN THIS LETTER WERE THOSE OF THE FUND MANAGERS AS OF 12/31/07 AND MAY NOT NECESSARILY REFLECT THEIR VIEWS ON THE DATE THIS LETTER IS FIRST PUBLISHED OR ANYTIME THEREAFTER. THESE VIEWS (I) ARE INTENDED TO ASSIST SHAREHOLDERS IN UNDERSTANDING THE FUND'S PRESENT INVESTMENT METHODOLOGY AND
(II) DO NOT CONSTITUTE INVESTMENT ADVICE. THIS LETTER MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT FUND PROSPECTUS. DISTRIBUTED BY FORESIDE FUND SERVICES, LLC.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

    The following chart reflects a ten-year comparison in the change in value of a hypothetical $10,000 investment in Sound Shore Fund, Inc. (the "Fund") including reinvested dividends and distributions, compared with a broad-based securities market index. The Standard and Poor's 500 Index (the "S&P 500") is a market-weighted index composed of 500 large capitalization companies and reflects the reinvestment of dividends. The Fund is professionally managed, while the S&P 500 is unmanaged and is not available for investment. The S&P 500 excludes the effect of any expenses, which have been deducted from the Fund's return. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. PAST PERFORMANCE CANNOT PREDICT NOR GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED.


                       SOUND SHORE FUND VS.S&P 500 INDEX

                          AVERAGE ANNUAL TOTAL RETURN
                          ---------------------------
                   One Year  Five Year  Ten Year
                   --------  ---------- --------
Sound Shore Fund    2.58%     14.18%      7.41%
S&P 500 Index       5.49%     12.82%      5.91%

Value on 12/31/07

Sound Shore Fund:$20,432
S&P 500 Index   :$17,756


[CHART]

                      SOUND SHORE             S&P 500
                         FUND                  INDEX
                      -----------             --------
     12/31/1997        $10,000                $10,000
      1/31/1998          9,962                 10,111
      2/28/1998         10,707                 10,840
      3/31/1998         11,075                 11,395
      4/30/1998         11,145                 11,510
      5/31/1998         10,686                 11,312
      6/30/1998         10,496                 11,771
      7/31/1998         10,012                 11,646
      8/31/1998          8,679                  9,962
      9/30/1998          8,977                 10,600
     10/31/1998          9,949                 11,463
     11/30/1998         10,219                 12,157
     12/31/1998         10,441                 12,858
      1/31/1999         10,243                 13,396
      2/28/1999          9,810                 12,979
      3/31/1999         10,000                 13,498
      4/30/1999         10,775                 14,021
      5/31/1999         10,793                 13,690
      6/30/1999         11,107                 14,450
      7/31/1999         10,732                 13,999
      8/31/1999         10,064                 13,929
      9/30/1999          9,735                 13,548
     10/31/1999         10,145                 14,405
     11/30/1999         10,184                 14,698
     12/31/1999         10,446                 15,563
      1/31/2000         10,027                 14,781
      2/29/2000          9,758                 14,502
      3/31/2000         10,935                 15,920
      4/30/2000         10,694                 15,441
      5/31/2000         10,662                 15,124
      6/30/2000         10,311                 15,497
      7/31/2000         10,531                 15,255
      8/31/2000         11,391                 16,203
      9/30/2000         11,632                 15,347
     10/31/2000         12,133                 15,282
     11/30/2000         11,646                 14,078
     12/31/2000         12,554                 14,146
      1/31/2001         12,028                 14,648
      2/28/2001         12,230                 13,313
      3/31/2001         12,297                 12,469
      4/30/2001         12,442                 13,438
      5/31/2001         12,833                 13,528
      6/30/2001         12,634                 13,199
      7/31/2001         12,717                 13,069
      8/31/2001         12,578                 12,251
      9/30/2001         11,727                 11,262
     10/31/2001         11,545                 11,479
     11/30/2001         12,157                 12,357
     12/31/2001         12,452                 12,465
      1/31/2002         12,122                 12,283
      2/28/2002         12,131                 12,049
      3/31/2002         12,762                 12,504
      4/30/2002         12,595                 11,741
      5/31/2002         12,717                 11,655
      6/30/2002         11,456                 10,825
      7/31/2002         10,405                  9,981
      8/31/2002         10,698                 10,046
      9/30/2002          9,582                  8,955
     10/31/2002         10,067                  9,746
     11/30/2002         10,747                 10,316
     12/31/2002         10,530                  9,714
      1/31/2003         10,196                  9,456
      2/28/2003          9,771                  9,314
      3/31/2003          9,800                  9,404
      4/30/2003         10,510                 10,179
      5/31/2003         11,624                 10,721
      6/30/2003         11,930                 10,853
      7/31/2003         12,061                 11,043
      8/31/2003         12,473                 11,268
      9/30/2003         12,265                 11,139
     10/31/2003         12,763                 11,773
     11/30/2003         13,061                 11,883
     12/31/2003         13,873                 12,493
      1/31/2004         14,262                 12,732
      2/29/2004         14,485                 12,906
      3/31/2004         14,365                 12,703
      4/30/2004         14,055                 12,508
      5/31/2004         14,204                 12,691
      6/30/2004         14,575                 12,926
      7/31/2004         14,153                 12,498
      8/31/2004         14,107                 12,549
      9/30/2004         14,588                 12,684
     10/31/2004         14,567                 12,888
     11/30/2004         15,383                 13,399
     12/31/2004         16,001                 13,855
      1/31/2005         15,464                 13,518
      2/28/2005         15,896                 13,802
      3/31/2005         15,534                 13,558
      4/30/2005         15,172                 13,300
      5/31/2005         15,669                 13,724
      6/30/2005         15,807                 13,743
      7/31/2005         16,435                 14,254
      8/31/2005         16,552                 14,124
      9/30/2005         17,089                 14,239
     10/31/2005         16,679                 14,001
     11/30/2005         17,080                 14,531
     12/31/2005         17,089                 14,536
      1/31/2006         17,351                 14,921
      2/28/2006         17,542                 14,961
      3/31/2006         17,635                 15,147
      4/30/2006         18,004                 15,351
      5/31/2006         17,593                 14,909
      6/30/2006         17,353                 14,929
      7/31/2006         17,549                 15,021
      8/31/2006         18,077                 15,379
      9/30/2006         18,568                 15,775
     10/31/2006         19,064                 16,289
     11/30/2006         19,471                 16,599
     12/31/2006         19,919                 16,832
      1/31/2007         20,158                 17,086
      2/28/2007         19,833                 16,752
      3/31/2007         19,878                 16,939
      4/30/2007         20,514                 17,690
      5/31/2007         21,388                 18,307
      6/30/2007         21,218                 18,003
      7/31/2007         20,642                 17,445
      8/31/2007         20,631                 17,706
      9/30/2007         21,325                 18,368
     10/31/2007         21,523                 18,661
     11/30/2007         20,662                 17,880
     12/31/2007         20,432                 17,756

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

          SOUND SHORE FUND, INC.
          STATEMENT OF NET ASSETS
          DECEMBER 31, 2007

================================================================================

                                              SHARE        MARKET
                                              AMOUNT       VALUE
                                             --------- --------------
          COMMON STOCK (97.8%)
          -----------------------------------------------------------
          AUTO (1.3%)
          Goodyear Tire & Rubber Co. +       1,296,200 $   36,578,764
                                                       --------------
          CONSUMER DISCRETIONARY (14.4%)
          Comcast Corp., Class A +           1,303,100     23,794,606
          Interpublic Group of Cos., Inc. +  3,724,600     30,206,506
          Time Warner, Inc.                  6,584,400    108,708,444
          Time Warner Cable, Inc., Class A + 1,618,700     44,676,120
          Walt Disney Co.                    3,081,500     99,470,820
          Washington Post Co., Class B         108,348     85,749,858
                                                       --------------
                                                          392,606,354
                                                       --------------
          CONSUMER STAPLES (3.3%)
          Kimberly-Clark Corp.                 497,100     34,468,914
          Unilever NV NY                     1,511,800     55,120,228
                                                       --------------
                                                           89,589,142
                                                       --------------
          DIVERSIFIED FINANCIALS (7.7%)
          Bank of America Corp.                987,500     40,744,250
          Credit Suisse Group ADR            1,176,700     70,719,670
          Invesco, Ltd.                      3,134,900     98,373,162
                                                       --------------
                                                          209,837,082
                                                       --------------
          ENERGY (12.6%)
          El Paso Corp.                      5,435,700     93,711,468
          Halliburton Co.                    1,739,500     65,944,445
          Pioneer Natural Resources Co.      1,342,900     65,587,236
          Royal Dutch Shell plc ADR            570,900     48,069,780
          Spectra Energy Corp.               2,788,200     71,991,324
                                                       --------------
                                                          345,304,253
                                                       --------------
          HEALTH CARE (11.2%)
          Baxter International, Inc.         1,368,300     79,429,815
          Boston Scientific Corp. +          5,799,100     67,443,533
          CIGNA Corp.                        1,777,700     95,515,821
          Kinetic Concepts, Inc. +           1,168,100     62,563,436
                                                       --------------
                                                          304,952,605
                                                       --------------

--------------------------------------------------------------------------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

          SOUND SHORE FUND, INC.
          STATEMENT OF NET ASSETS (CONTINUED)
          DECEMBER 31, 2007

================================================================================

                                                 SHARE        MARKET
                                                 AMOUNT       VALUE
                                                --------- --------------
       INDUSTRIALS (9.1%)
       General Electric Co.                     2,894,900 $  107,313,943
       Southwest Airlines Co.                   5,567,400     67,922,280
       Waste Management, Inc.                   2,249,800     73,500,966
                                                          --------------
                                                             248,737,189
                                                          --------------
       INSURANCE (8.1%)
       AON Corp.                                1,692,800     80,729,632
       Marsh & McLennan Cos., Inc.              1,865,900     49,390,373
       Unum Group                               3,826,100     91,022,919
                                                          --------------
                                                             221,142,924
                                                          --------------
       MATERIALS (6.1%)
       Barrick Gold Corp.                       1,440,300     60,564,615
       Cytec Industries, Inc.                     774,400     47,687,552
       Newmont Mining Corp.                     1,174,000     57,326,420
                                                          --------------
                                                             165,578,587
                                                          --------------
       PHARMACEUTICALS (6.3%)
       Barr Pharmaceuticals, Inc. +             1,716,700     91,156,770
       Pfizer, Inc.                             3,605,000     81,941,650
                                                          --------------
                                                             173,098,420
                                                          --------------
       TECHNOLOGY (14.3%)
       Flextronics International, Ltd. +        7,896,400     95,230,584
       Hewlett Packard Co.                      1,101,200     55,588,576
       Sun Microsystems, Inc. +                 2,889,700     52,390,261
       Symantec Corp. +                         3,188,200     51,457,548
       Texas Instruments, Inc.                  2,337,300     78,065,820
       Western Digital Corp. +                  1,899,800     57,392,958
                                                          --------------
                                                             390,125,747
                                                          --------------
       UTILITIES (3.4%)
       AES Corp. +                              4,374,800     93,576,972
                                                          --------------
       TOTAL COMMON STOCK (COST $2,386,356,038)           $2,671,128,039
                                                          --------------

--------------------------------------------------------------------------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

          SOUND SHORE FUND, INC.
          STATEMENT OF NET ASSETS (CONTINUED)
          DECEMBER 31, 2007

================================================================================

                                                                            SHARE        MARKET
                                                                           AMOUNT        VALUE
                                                                          ---------- --------------
SHORT-TERM INVESTMENTS (4.1%)
----------------------------------------------------------------------------------------------------
MONEY MARKET FUND (3.6%)
Citi/SM/ Institutional Liquid Reserves, Class A, 4.90% (cost $97,088,313) 97,088,313 $   97,088,313
                                                                                     --------------

                                                                          PRINCIPAL
                                                                          ----------
MONEY MARKET DEPOSIT ACCOUNT (0.5%)
Citibank Money Market Deposit Account, 4.13% (cost $15,453,037)           15,453,037 $   15,453,037
                                                                                     --------------
TOTAL SHORT-TERM INVESTMENTS (COST $112,541,350)                                     $  112,541,350
                                                                                     --------------
TOTAL INVESTMENTS (101.9%) (COST $2,498,897,388)*                                    $2,783,669,389
OTHER ASSETS LESS LIABILITIES (-1.9%)                                                   (52,741,565)
                                                                                     --------------
NET ASSETS (100.0%) (SHARES OUTSTANDING 76,543,507)                                  $2,730,927,824
                                                                                     ==============
NET ASSET VALUE (OFFERING AND REDEMPTION PRICE PER SHARE)                            $        35.68
                                                                                     ==============

+ Non-income producing security.
ADR -- American Depository Receipt.

* Cost for Federal income tax purposes is $2,498,897,388 and net unrealized appreciation consists of:

                  Gross Unrealized Appreciation $348,290,210
                  Gross Unrealized Depreciation  (63,518,209)
                                                ------------
                  Net Unrealized Appreciation   $284,772,001
                                                ============

--------------------------------------------------------------------------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

          SOUND SHORE FUND, INC.
          STATEMENT OF NET ASSETS (CONCLUDED)
          DECEMBER 31, 2007

================================================================================

          AT DECEMBER 31, 2007 NET ASSETS CONSISTED OF:
          ------------------------------------------------------------
          Par Value (100,000,000 shares authorized)     $       76,544
          Paid in Capital                                2,446,079,279
          Unrealized Appreciation on Investments           284,772,001
                                                        --------------
          NET ASSETS                                    $2,730,927,824
                                                        ==============

                    PORTFOLIO HOLDINGS
                    % OF NET ASSETS
                       Auto                             1.3%
                       Consumer Discretionary          14.4%
                       Consumer Staples                 3.3%
                       Diversified Financials           7.7%
                       Energy                          12.6%
                       Health Care                     11.2%
                       Industrials                      9.1%
                       Insurance                        8.1%
                       Materials                        6.1%
                       Pharmaceuticals                  6.3%
                       Technology                      14.3%
                       Utilities                        3.4%
                       Short-Term Investments           4.1%
                       Other Assets less Liabilities  (1.9)%
                                                      ------
                                                      100.0%
                                                      ======

--------------------------------------------------------------------------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

          SOUND SHORE FUND, INC.
          STATEMENT OF OPERATIONS
          FOR THE YEAR ENDED DECEMBER 31, 2007

================================================================================

INVESTMENT INCOME
Income:
   Dividends (net of foreign withholding taxes $799,304)                $  41,428,349
   Interest                                                                   383,702
                                                                        -------------
       Total Income                                                        41,812,051
                                                                        -------------
Expenses:
   Advisory fee (Note 3)                                                   22,040,598
   Administrator fee                                                        1,069,745
   Transfer Agency fee                                                      2,938,725
   Custodian fee                                                              242,482
   Accountant fee                                                              59,718
   Professional fees                                                          141,777
   Directors' fees and expenses (Note 3)                                      113,762
   Compliance services fees (Note 3)                                          172,935
   Miscellaneous                                                              219,297
                                                                        -------------
       Total Expenses                                                      26,999,039
                                                                        -------------
Net Investment Income                                                      14,813,012
                                                                        -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain on investments sold                                  300,272,997
   Net change in unrealized appreciation (depreciation) on investments   (234,691,808)
                                                                        -------------
Net realized and unrealized gain (loss) on investments                     65,581,189
                                                                        -------------
Net increase in net assets from operations                              $  80,394,201
                                                                        =============


--------------------------------------------------------------------------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------


          SOUND SHORE FUND, INC.
          STATEMENTS OF CHANGES IN NET ASSETS

================================================================================


INCREASE (DECREASE) IN NET ASSETS
                                                               FOR THE         FOR THE
                                                              YEAR ENDED      YEAR ENDED
                                                             DECEMBER 31,    DECEMBER 31,
                                                                 2007            2006
                                                            --------------  --------------
Operations:
   Net investment income                                    $   14,813,012  $   14,077,163
   Net realized gain on investments sold                       300,272,997     223,926,028
   Net change in unrealized appreciation (depreciation) on
     investments                                              (234,691,808)    168,531,226
                                                            --------------  --------------
   Increase in net assets from operations                       80,394,201     406,534,417
                                                            --------------  --------------
Dividends to shareholders from net investment income           (14,841,050)    (14,075,600)
Dividends to shareholders from net realized gains             (299,146,427)   (224,129,404)
                                                            --------------  --------------
Total distributions to shareholders                           (313,987,477)   (238,205,004)
                                                            --------------  --------------
Capital share transactions (Note 6)                             88,185,609     439,772,270
                                                            --------------  --------------
   Total increase (decrease)                                  (145,407,667)    608,101,683
Net assets:
   Beginning of the year                                     2,876,335,491   2,268,233,808
                                                            --------------  --------------
   End of the year (Including line (A))                     $2,730,927,824  $2,876,335,491
                                                            ==============  ==============
    (A) Accumulated undistributed net investment income     $           --  $       12,624
                                                            ==============  ==============

--------------------------------------------------------------------------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------


          SOUND SHORE FUND, INC.
          NOTES TO FINANCIAL STATEMENTS

================================================================================

1.  ORGANIZATION

Sound Shore Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on February 19, 1985 and is registered as a no-load, diversified, open-end management investment company under the Investment Company Act of 1940 (the "Act"), as amended. The investment objective of the Fund is growth of capital.

2.  SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual results could differ from those estimates.

The following represent significant accounting policies of the Fund:

   A) SECURITY VALUATION
   Exchange traded securities (including those traded on the National Association of Securities Dealers' Automated Quotation system) not subject to restrictions against resale are valued at the last sale price, as provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which over-the-counter market quotations are readily available are generally valued at the mean between the current bid and asked prices provided by independent pricing services. Debt securities may be valued at prices supplied by a Fund's pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Investments in other investment companies are valued at net asset value. Money market instruments that mature in sixty days or less are valued at amortized cost.

   Securities (including restricted securities) for which market quotations are insufficient or not readily available, or in the judgment of the Fund's investment adviser, the prices or values available do not represent the fair value of the instrument, are valued in good faith, pursuant to procedures adopted by the Fund's Board of Directors (the "Board"). Fair valuation is based on subjective factors and as a result, the fair value price of an asset may differ from the asset's market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value ("NAV") than a NAV determined by using market quotes.

   B) SECURITY TRANSACTIONS AND INVESTMENT INCOME
   Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


          SOUND SHORE FUND, INC.
          NOTES TO FINANCIAL STATEMENTS (CONTINUED)

================================================================================

   foreign securities may be subject to foreign withholding tax, which is accrued as applicable. Security transactions are recorded on a trade date basis. Realized gain and loss on investments sold are recorded on the basis of identified cost.

   C) DIVIDENDS TO SHAREHOLDERS
   Dividends from net investment income, if any, are declared and paid semi-annually. Capital gains, if any, are distributed to shareholders at least annually. The Fund determines its net investment income and capital gains distributions in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

   D) FEDERAL TAXES
   The Fund intends to qualify each year as a regulated investment company and distribute all of its taxable income. In addition, by distributing in each calendar year substantially all of its net investment income, capital gain and certain other amounts, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required.

NEW ACCOUNTING PRONOUNCEMENTS - In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 ("FIN 48"), "ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES - an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management has concluded that as of December 31, 2007, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund's Federal tax returns filed in the 3-year period ended December 31, 2007 remains subject to examination by the Internal Revenue Service.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 "FAIR VALUE MEASUREMENTS" ("SFAS 157"), which is effective for fiscal years beginning after November 15, 2007 and for interim periods within those fiscal years. SFAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. Management is currently evaluating the application of SFAS 157, and has not at this time determined the impact, if any, resulting from the adoption on the Fund's future financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


          SOUND SHORE FUND, INC.
          NOTES TO FINANCIAL STATEMENTS (CONTINUED)

================================================================================


3.  INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER
The Fund's investment adviser is Sound Shore Management, Inc. (the "Adviser"). Pursuant to an investment advisory agreement, the Adviser receives an advisory fee at an annual rate of 0.75% of the Fund's average daily net assets.

Fees due to the Adviser in the amount of $1,777,114 are payable at December 31, 2007.

OTHER SERVICES
Citi Fund Services, LLC ("Citi") provides certain administration, portfolio accounting and transfer agency services to the Fund.

Foreside Fund Services, LLC is the Fund's distributor (the "Distributor"). The Distributor is not affiliated with the Adviser, Citi or its affiliated companies. The Distributor receives no compensation from the Fund for its distribution services.

Under a Compliance Services Agreement with the Fund, the Distributor provided a Chief Compliance Officer, Treasurer and Anti-Money Laundering Officer to the Fund as well as some additional compliance support functions ("Compliance Services") until January 24, 2007. Since January 25, 2007, the Compliance Services have been provided by Foreside Compliance Services, LLC ("FCS"), an affiliate of the Distributor, pursuant to a Compliance Services Agreement between FCS and the Fund. The Treasurer of the Fund is an affiliate of the Distributor due to his ownership interest in the Distributor. Neither the Distributor nor FCS has any role in determining the investment policies or which securities are to be purchased or sold by the Fund.

Compliance Services fees due to FCS in the amount of $14,485 are payable at December 31, 2007.

The Fund pays each director who is not an "interested person" of the Fund as defined in Section 2(a)(19) of the Act ("Independent Director") $5,000 per year, payable quarterly, plus $5,000 for each Board meeting attended in person and $2,000 for each Board meeting attended by telephone.

Certain Officers and Directors of the Fund are officers, directors, or employees of the aforementioned companies.

4.  PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and the proceeds from sales of securities (excluding short-term investments) for the year ended December 31, 2007 aggregated $2,382,415,425 and $2,557,191,479, respectively. Securities purchased in the amount of $48,862,784 are payable at December 31, 2007.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


          SOUND SHORE FUND, INC.
          NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

================================================================================


5.  FEDERAL INCOME TAX AND INVESTMENT TRANSACTIONS

Distributions during the fiscal years ended as noted were characterized for tax purposes as follows:

                                  DECEMBER 31, 2007 DECEMBER 31, 2006
                                  ----------------- -----------------
           Ordinary Income          $ 41,403,302      $ 34,545,453
           Long-Term Capital Gain    272,584,175       203,659,551

As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

                   Net Unrealized Appreciation $284,772,001

On the Statement of Net Assets, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended December 31, 2007. The following was the result of distributions in excess of earnings and has no impact on the net assets of the Fund.

                   Accumulated Net Investment Loss $ 15,414
                   Undistributed Net Realized Loss      479
                   Paid-In-Capital                  (15,893)

6.  CAPITAL STOCK

As of December 31, 2007, 100,000,000 shares of $.001 par value stock were authorized and capital paid in amounted to $2,446,155,823. Capital shares redeemed in the amount of $9,693,263 are payable at December 31, 2007. Capital shares sold in the amount of $4,787,402 are receivable by the Fund at December 31, 2007. Transactions in capital stock were as follows:

                                                 FOR THE                     FOR THE
                                               YEAR ENDED                  YEAR ENDED
                                            DECEMBER 31, 2007           DECEMBER 31, 2006
                                       --------------------------  --------------------------
                                          SHARES        AMOUNT        SHARES        AMOUNT
                                       -----------  -------------  -----------  -------------
Sale of shares                          11,804,776  $ 474,406,610   19,715,944  $ 753,490,576
Reinvestment of dividends                8,546,609    307,497,611    5,945,394    233,674,228
Redemption of shares                   (17,207,498)  (693,718,612) (14,181,752)  (547,392,534)
                                       -----------  -------------  -----------  -------------
Net increase from capital transactions   3,143,887  $  88,185,609   11,479,586  $ 439,772,270
                                       ===========  =============  ===========  =============

Of the 76,543,507 shares outstanding as of December 31, 2007, the Employees' Profit Sharing Plan of the Adviser owned 505,875 shares.

7.  OTHER INFORMATION

On December 31, 2007, three shareholders held approximately 75% of the outstanding shares of the Fund. These shareholders are comprised of omnibus accounts, Charles Schwab, National Financial Services Corp., and JPMorgan Chase Bank, which are held on behalf of numerous individual shareholders.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


          SOUND SHORE FUND, INC.
          FINANCIAL HIGHLIGHTS

================================================================================

These financial highlights reflect selected data for a share outstanding throughout each period.

                                                      2007          2006          2005         2004        2003
                                                  ----------    ----------    ----------    ----------  ----------
Net Asset Value, Beginning of Period              $    39.19    $    36.63    $    36.71    $    33.51  $    25.81
                                                  ----------    ----------    ----------    ----------  ----------
Investment Operations
    Net investment income                               0.20(a)       0.21(a)       0.07(a)       0.10        0.05
    Net realized and unrealized gain (loss) on
     investments                                        0.83          5.86          2.43          5.05        8.14
                                                  ----------    ----------    ----------    ----------  ----------
Total from Investment Operations                        1.03          6.07          2.50          5.15        8.19
                                                  ----------    ----------    ----------    ----------  ----------
Distributions from
    Net investment income                              (0.21)        (0.21)        (0.07)        (0.10)      (0.05)
    Net realized gains                                 (4.33)        (3.30)        (2.51)        (1.85)      (0.44)
                                                  ----------    ----------    ----------    ----------  ----------
Total Distributions                                    (4.54)        (3.51)        (2.58)        (1.95)      (0.49)
                                                  ----------    ----------    ----------    ----------  ----------
Net Asset Value, End of Period                    $    35.68    $    39.19    $    36.63    $    36.71  $    33.51
                                                  ==========    ==========    ==========    ==========  ==========
Total Return                                            2.58%        16.56%         6.81%        15.37%      31.74%
Ratio/Supplementary Data
Net Assets at End of Period (in thousands)        $2,730,928    $2,876,335    $2,268,234    $1,698,232  $1,014,412
Ratios to Average Net Assets:
    Expenses (net of reimbursement)                     0.92%         0.92%         0.98%         0.98%       0.98%
    Expenses (gross)(b)                                 0.92%         0.92%         0.99%         0.99%       1.00%
    Net Investment Income                               0.50%         0.54%         0.20%         0.33%       0.18%
Portfolio Turnover Rate                                   84%           66%           62%           50%         62%

(a)Calculated using the average shares outstanding for the period.
(b)Reflects expense ratio in the absence of expense waiver and reimbursement.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


          REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

================================================================================

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF SOUND SHORE FUND, INC.:

We have audited the accompanying statement of net assets of Sound Shore Fund, Inc. (the "Fund") as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sound Shore Fund, Inc. as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 25, 2008

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


          SOUND SHORE FUND, INC.
          DECEMBER 31, 2007 (UNAUDITED)

================================================================================

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 through December 31, 2007.

ACTUAL EXPENSES - The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES - The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                             BEGINNING        ENDING
                           ACCOUNT VALUE   ACCOUNT VALUE   EXPENSES PAID
                           JULY 1, 2007  DECEMBER 31, 2007 DURING PERIOD*
                           ------------- ----------------- --------------
       Actual Return         $1,000.00       $  962.97         $4.55
       Hypothetical Return   $1,000.00       $1,020.57         $4.69

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.92%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN MOST RECENT FISCAL HALF-YEAR DIVIDED BY 365 TO REFLECT THE HALF-YEAR PERIOD.

FEDERAL TAX STATUS OF DIVIDENDS DECLARED DURING THE FISCAL YEAR

INCOME DIVIDENDS - For Federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. All net investment income dividends were ordinary income. The Fund paid income dividends of $41,403,302 for the tax year ended December 31, 2007, of which $26,562,252 were short term capital gain dividends. The Fund designates 74.41% of its income dividend distributed as qualifying for the corporate dividends-

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


          SOUND SHORE FUND, INC.
          DECEMBER 31, 2007 (UNAUDITED) (CONTINUED)

================================================================================

received deduction (DRD) and 88.47% for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code. The Fund also designates 1.56% of its income dividends as qualified interest income (QII) and 100.00% as qualified short-term capital gain dividends exempt from U.S. tax for foreign shareholders (QSD).

CAPITAL GAIN DIVIDENDS - The Fund paid long-term capital gain dividends of $272,584,175 for the tax year ended December 31, 2007.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


          SOUND SHORE FUND, INC.
          DECEMBER 31, 2007

================================================================================


PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling (800) 551-1980 or by visiting the Fund's web site at http://www.soundshorefund.com. This information is also available from the EDGAR database on the SEC's Web site at http://www.sec.gov.

The Fund's proxy voting record for the most recent 12-month period ended June 30 is available, without charge and upon request, by calling
(800) 551-1980 or by visiting the Fund's web site at http://www.soundshorefund.com. This information is also available from the EDGAR database on the SEC's Web site at http://www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at http://www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling
(800) SEC-0330.

DIRECTORS AND OFFICERS OF THE FUND

The following is relevant information regarding each Director and Officer of the Fund:

                                                                                                             OTHER
NAME, ADDRESS         POSITION(S)               LENGTH OF TIME   PRINCIPAL OCCUPATION(S)                     DIRECTORSHIPS
AND AGE               WITH THE FUND             SERVED           DURING THE PAST FIVE YEARS                  HELD BY DIRECTOR
-------------         ------------------------- ---------------- ------------------------------------------- ----------------

INDEPENDENT DIRECTORS
Dr. D. Kenneth Baker  Director, Audit Committee March 1987       Retired, since 1999; Consultant, Princeton
c/o Sound Shore Fund, (member); Nominating      to present       University, 1990 - 1998; Consultant,
Inc.                  Committee (Chair);                         University of Pennsylvania, 1992 - 1998.
3435 Stelzer Road     Valuation Committee
Columbus, OH 43219    (member)
Age: 84

Harry W. Clark        Director; Audit Committee January 23, 2006 Managing Partner, Stanwich Group LLC
c/o Sound Shore Fund, (member); Nominating      to present       (public policy consulting firm) since
Inc.                  Committee (member);                        January 2001; Managing Partner, Clark &
3435 Stelzer Road     Valuation Committee                        Weinstock (policy and communications
Columbus, OH 43219    (member)                                   consulting firm) July 1987 - December 2001.
Age: 58

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


          SOUND SHORE FUND, INC.
          DECEMBER 31, 2007

================================================================================


DIRECTORS AND OFFICERS OF THE FUND (CONTINUED)


NAME, ADDRESS         POSITION(S)                LENGTH OF TIME   PRINCIPAL OCCUPATION(S)
AND AGE               WITH THE FUND              SERVED           DURING THE PAST FIVE YEARS
-------------         -------------------------- ---------------- --------------------------------------------
H. Williamson         Director; Audit Committee  January 23, 2006 Director/Portfolio Management, First
Ghriskey Jr.          (Chair); Nominating        to present       Republic Investment Management
c/o Sound Shore Fund, Committee (member);                         (investment counseling firm) September
Inc.                  Valuation Committee                         1978 to present (Director since September
3435 Stelzer Road     (member)                                    1997).
Columbus, OH 43219
Age: 63

David Blair Kelso     Director; Audit Committee  January 23, 2006 Managing Partner, Kelso Advisory Services
c/o Sound Shore Fund, (member); Nominating       to present       (consulting firm) since October 2003;
Inc.                  Committee (member);                         Executive Vice President, Strategy &
3435 Stelzer Road     Valuation Committee                         Finance, Aetna, Inc. (insurance firm)
Columbus, OH 43219    (member)                                    September 2001 - September 2003); Chief
Age: 55                                                           Financial Officer, Executive Vice President,
                                                                  and Managing Director, Chubb, Inc.
                                                                  (insurance firm) August 1996 - August 2001;
                                                                  Director, Aspen Holdings, Inc. (insurance
                                                                  firm) June 2005 to present; Director, Kelso
                                                                  Risk Management (insurance brokerage)
                                                                  September 1990 to present.

John J. McCloy II     Director; Audit Committee  April 1985       Director, Clean Diesel Technology, Inc.
c/o Sound Shore Fund, (member, previously Chair  to present       (environmental technology firm) since 2005;
Inc.                  through January 23, 2006);                  Director, Ashland Management (investment
3435 Stelzer Road     Nominating Committee                        management) since 2003; Chairman,
Columbus, OH 43219    (member);                                   SpringerRun, Inc. (marketing) since 2002;
Age: 70               Valuation Committee                         Director, American Council on Germany
                      (member)                                    (non-profit entity) since 2002; Chairman,
                                                                  Gravitas Technologies, Inc. (information
                                                                  technology) since 2001; Entrepreneur, J.J.
                                                                  McCloy II, Inc. (investment management)
                                                                  since 1980.

INTERESTED DIRECTORS
Harry Burn, III,      Chairman and Director;     April 1985       Chairman and Director, Sound Shore
M.B.A.                Valuation Committee        to present       Management, Inc. since 1978; Chartered
8 Sound Shore Drive   (member)                   (Chairman        Financial Analyst.
Greenwich,                                       September 1992
Connecticut 06830                                to present)
Age: 64

                      OTHER
NAME, ADDRESS         DIRECTORSHIPS
AND AGE               HELD BY DIRECTOR
-------------         --------------------
H. Williamson
Ghriskey Jr.
c/o Sound Shore Fund,
Inc.
3435 Stelzer Road
Columbus, OH 43219
Age: 63

David Blair Kelso     Director (Since July
c/o Sound Shore Fund, 2006) of Exl Service
Inc.                  Holdings, Inc.;
3435 Stelzer Road     Director (Since May
Columbus, OH 43219    2006) Assurant, Inc.
Age: 55







John J. McCloy II
c/o Sound Shore Fund,
Inc.
3435 Stelzer Road
Columbus, OH 43219
Age: 70






INTERESTED DIRECTORS
Harry Burn, III,
M.B.A.
8 Sound Shore Drive
Greenwich,
Connecticut 06830
Age: 64

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                                      20

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          SOUND SHORE FUND, INC.
          DECEMBER 31, 2007

================================================================================


DIRECTORS AND OFFICERS OF THE FUND (CONCLUDED)

                                                                                                               OTHER
NAME, ADDRESS         POSITION(S)              LENGTH OF TIME  PRINCIPAL OCCUPATION(S)                         DIRECTORSHIPS
AND AGE               WITH THE FUND            SERVED          DURING THE PAST FIVE YEARS                      HELD BY DIRECTOR
-------------         ------------------------ --------------- ----------------------------------------------- ----------------
T. Gibbs Kane, Jr.    President and Director,  April 1985      President and Director, Sound Shore
8 Sound Shore Drive   Valuation Committee      to present      Management, Inc. since 1977; Chartered
Greenwich,            (member)                                 Financial Analyst.
Connecticut 06830
Age: 60

OFFICERS
Shanna S. Sullivan    Secretary; Valuation     October 1985 to Vice President, Treasurer, Secretary and
8 Sound Shore Drive   Committee (Chair)        present         Director, Sound Shore Management, Inc.
Greenwich,                                                     since 1979.
Connecticut 06830
Age: 62

Simon D. Collier      Treasurer                April 2005 to   President of Foreside Financial Group LLC
Two Portland Square                            present         ("FFG"), (financial services firm), the parent
Portland, Maine 04101                                          of the Distributor, and holds various officer
Age: 46                                                        positions of FFG subsidiaries, 2005 to
                                                               present; President, Foreside Services, Inc.
                                                               (staffing services firm), an affiliate of the
                                                               Distributor, 2006 to present; Chief
                                                               Operating Officer and Managing Director,
                                                               Global Fund Services, Citigroup 2003-2005;
                                                               Managing Director, Global Securities
                                                               Services for Investors, Citibank, N.A. 1999-
                                                               2003. Mr. Collier serves as an officer to other
                                                               unaffiliated mutual funds or closed-end
                                                               funds for which the Distributor or its
                                                               affiliates, act as distributor or provider of
                                                               other services.

Leslie K. Klenk       Chief Compliance Officer November        Director, Foreside Compliance Services, LLC
Two Portland Square                            2006-present    (mutual fund compliance services provider)
Portland, Maine 04101                                          since November 2006; Chief Compliance
Age: 43                                                        Officer, Ironwood Series Trust (mutual
                                                               fund) since November 2006; Chief
                                                               Compliance Officer, Wintergreen Fund, Inc.
                                                               (mutual fund) since December 2006; Senior
                                                               Vice President and Counsel, Citigroup Fund
                                                               Services, LLC (mutual fund services
                                                               provider) (1998 - 2006).

(1)TERM OF SERVICE IS UNTIL HIS/HER SUCCESSOR IS ELECTED OR QUALIFIED OR UNTIL HIS/HER EARLIER RESIGNATION OR REMOVAL.
(2)HARRY BURN, III AND T. GIBBS KANE, JR. ARE "INTERESTED PERSONS" OF THE FUND AS DEFINED IN SECTION 2(A)(19) OF THE 1940 ACT BY VIRTUE OF THEIR POSITION AS SHAREHOLDERS, SENIOR OFFICERS, AND DIRECTORS OF THE ADVISER. EACH IS A PORTFOLIO MANAGER OF THE FUND.

THE STATEMENT OF ADDITIONAL INFORMATION ("SAI") CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S DIRECTORS. THE SAI IS AVAILABLE FOR FREE, BY CONTACTING THE FUND AT (800) 551-1980.

--------------------------------------------------------------------------------

[LOGO]

INVESTMENT ADVISER
Sound Shore Management, Inc.
Greenwich, Connecticut

ADMINISTRATOR
Citi Fund Services, LLC
Portland, Maine

DISTRIBUTOR
Foreside Fund Services, LLC
Portland, Maine

TRANSFER AND
DISTRIBUTION PAYING AGENT
Citi Fund Services, LLC
Columbus, Ohio

CUSTODIAN
Citibank, N.A.
New York, New York

COUNSEL
Dechert LLP
New York, New York

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
Boston, Massachusetts

107-AR-1207

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's objectives and policies, experience of its management, marketability of shares, and other information.

SOUND SHORE FUND, INC.

3435 Stelzer Road
Columbus, OH 43219
http://www.soundshorefund.com

ANNUAL REPORT


DECEMBER 31, 2007

 LOGO

                                    [GRAPHIC]

ITEM 2. CODE OF ETHICS
As of the end of the period covered by this report, Sound Shore Fund, Inc. has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT
The Board of Directors (the "Board") determined that no member of the Audit Committee is an "audit committee financial expert" as that term is defined under applicable regulatory guidelines. The Board believed that the Audit Committee, as a group, possesses many of the attributes of an "audit committee financial expert."

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES
(a) The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant for the audit of the Registrant's annual financial statements, or services that are normally provided by the principal accountant in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $31,400 in 2006 and $32,750 in 2007.

(b) Audit-Related Fees - The aggregate fees billed in the Reporting Periods for assurance and related services rendered by the principal accountant that were reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2006 and $0 in 2007.

(c) The aggregate fees billed in the Reporting Periods for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning ("Tax Services") were $3,500 in 2006 and $4,100 in 2007. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d) There were no other fees billed in the Reporting Periods for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item.

(e) Pre-Approval Requirements for Audit and Non-Audit Services. The Audit Committee reviews and approves in advance all audit and "permissible non-audit services" (as defined under Rule 2-01(c)(4) of Regulation S-X) for the Fund. In addition, the Audit Committee reviews and approves in advance all "permissible non-audit services" to be provided to Sound Shore Management, Inc., the Fund's investment adviser ("Sound Shore Management"), the Fund's investment adviser, by the Fund's independent auditor if the engagement relates to the operations and financial reporting of the Fund. The Audit Committee considers whether fees paid by Sound Shore Management for audit and permissible non-audit services are consistent with the independent auditor's independence. Pre-approval of any permissible non-audit services provided to the Fund is not required so long as:
(i) the aggregate amount of all such permissible non-audit services provided to the Fund constitutes not more than 5% of the total amount of revenues paid by the Fund to its auditor during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or its authorized delegate(s). Pre-approval of permissible non-audit services rendered to Sound Shore Management is not required if such services constitute not more than 5% of the total amount of revenues paid by the Fund and Sound Shore Management collectively to the Fund's independent auditor during the fiscal year in which such services are provided. The Audit Committee may delegate to one or more of its members authority to pre-approve permissible non-audit services to be provided to the Fund. Any pre-approval determination of a delegate will be presented to the full Audit Committee at its next meeting.

(e) (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable as less than 50%.

(g) The aggregate fees billed in the Reporting Periods for Non-Audit Services by the principal accountant to the Registrant and Sound Shore Management were $32,500 in 2006 and $35,600 in 2007.

(h) The Registrant's Audit Committee considers the provision of any non-audit services rendered to the investment adviser, to the extent applicable, in evaluating the independence of the Registrant's principal accountant. Any services provided by the principal accountant to the Registrant or to Sound Shore Management require pre-approval were pre-approved.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.
Included as part of report to stockholders under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
Not applicable.

ITEM 11. CONTROLS AND PROCEDURES
(a) The registrant's President and Treasurer have concluded that the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of these disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in rule 30a-3(d) under the Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) A copy of the Code of Ethics (Exhibit filed herewith).

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Investment Company Act of 1940 as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant SOUND SHORE FUND, INC.


By /s/ T. Gibbs Kane, Jr.
   ------------------------------------
   T. Gibbs Kane, Jr., President

Date 2/25/08
     -----------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/ T. Gibbs Kane, Jr.
   ------------------------------------
   T. Gibbs Kane, Jr., President

Date 2/25/08
     -----------------------

By /s/ Simon D. Collier
   ------------------------------------
   Simon D. Collier, Treasurer

Date 2/25/08
     -----------------------